Exhibit 10.2

LIMITED GUARANTY

This LIMITED GUARANTY (as amended, restated, modified or supplemented and in effect from time to time, this “Guaranty”), dated as of July 1, 2008, is entered into by and among Southwest Casino Corporation, a Nevada corporation (“SCC”), Southwest Casino and Hotel Corp., a Minnesota corporation (“SCH”) (SCC and SCH are referred to herein each individually as a “Guarantor” and collectively, as the “Guarantors”), and BLACK DIAMOND COMMERCIAL FINANCE, L.L.C., a Delaware limited liability company, as Agent.  Unless otherwise specified herein, capitalized terms used in this Guaranty shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

I.              RECITALS

WHEREAS, subject to the terms and conditions of that certain Credit Agreement dated as of April 20, 2007 by and among North Metro Harness Initiative, LLC, a Minnesota limited liability company (“Borrower”), the other Loan Parties, Agent and the Lenders (as defined therein) (as amended, restated, modified or supplemented and in effect from time to time, the “Credit Agreement”), the Lenders agreed to make the Initial Advance and additional Advances to Borrower;

WHEREAS, Borrower, the other Loan Parties, Agent and Lenders are contemporaneously herewith executing that certain Amendment No. 2 to Credit Agreement dated as of the date hereof (the “Second Amendment”) pursuant to which, among other things, certain of the Lenders have agreed to make additional credit available to the Borrower;

WHEREAS, the Guarantors will derive direct and indirect economic benefits from the making of additional credit available to the Borrower and the continued making of Advances to Borrower; and

WHEREAS, in order to induce Agent and the Lenders to enter into the Second Amendment and to induce certain of the Lenders to provide additional credit to the Borrower and continue to make Advances, each Guarantor has agreed to guarantee payment of the Obligations as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and other good and valuable consideration, it is agreed as follows:

II.            GUARANTY

Each Guarantor, jointly and severally, hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and performance of the Obligations (the “Guaranteed Obligations”).  Notwithstanding the foregoing, the maximum aggregate amount of Guaranteed Obligations that the Guarantors are guaranteeing hereunder shall be limited to $1,000,000 plus the Additional Costs (as defined below) related to such amount.  For the purposes of this Guaranty, the term “Additional Costs” shall mean all fees, costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Agent or any Lender (i) in attempting to collect any amount due under this Guaranty or (ii) in prosecuting any action against one or more Guarantors and all interest, fees, costs and expenses owing to Agent or any Lender after the commencement of bankruptcy proceedings with respect to any Guarantor (whether or not the same may be collected while such proceedings are pending).  For the avoidance of doubt, unless one or more Guarantors fail to promptly comply with their obligations hereunder after written notice from Agent or any Lender, the term “Additional Costs” does not include fees, costs and expenses incurred in attempting to collect any amount due from the Borrower or from any other guarantor (other than a Guarantor) of all or part of the Guaranteed Obligations or incurred in prosecuting any action against Borrower or any other guarantor (other than a Guarantor) of all or part of the Guaranteed Obligations.

Each Guarantor hereby agrees that this Guaranty is a present and continuing guaranty of payment and not of collection and that its obligations hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the Guaranteed Obligations or any part thereof, or of any of the Loan Documents, (ii) the waiver or consent by Agent or any Lender with respect to any provision of any Loan Document, or any amendment, modification or other change with respect to any Loan Document, (iii) any merger or consolidation of Borrower, any Guarantor or any other guarantor of all or part of the Guaranteed Obligations into or with any Person or any change in the ownership of the equity of Borrower, any Guarantor or any other guarantor of all or part of the Guaranteed Obligations, (iv) any dissolution of any Guarantor or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to Borrower, any Guarantor or any other guarantor of all or part of the Guaranteed Obligations, (v) any action or inaction on the part of Agent or any Lender, including without limitation the absence of any attempt to collect the Guaranteed Obligations from Borrower, any Guarantor or any other guarantor of all or part of the Guaranteed Obligations or other action to enforce the same or the failure by Agent to take any steps to perfect and maintain its Lien on, or to preserve its rights to, any security or collateral for the Guaranteed Obligations, (vi) Agent’s election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended (the “Bankruptcy Code”) of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a Lien by Borrower, any Guarantor or any other guarantor of all or part of the Guaranteed Obligations, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent’s or any Lender’s claims for repayment of the Guaranteed Obligations, (ix) Agent’s or any Lender’s inability to enforce the Guaranteed Obligations as a result of the automatic stay provisions under Section 362 of the Bankruptcy Code, (x) the discharge or release by Agent and/or Lenders of any Guarantor’s obligations and liabilities under this Guaranty, (xi) whether any other Person guarantees any Obligations or any Person is released from any guaranty of any Guaranteed Obligations or (xii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Borrower, any Guarantor or any other guarantor of all or part of the Guaranteed Obligations.

No payment made by or for the account or benefit of any Guarantor (including, without limitation, (i) a payment made by Borrower in respect of the Guaranteed Obligations, (ii) a payment made by any other Guarantor pursuant to this Guaranty, (iii) a payment made by any Person under any other guaranty of the Guaranteed Obligations or (iv) a payment made by means of set-off or other application of funds by Agent or any Lender) pursuant to this Guaranty shall entitle such Guarantor, by subrogation or otherwise, to any payment by Borrower or from or out of any property of Borrower, and each Guarantor shall not exercise any right or remedy against Borrower or any property of Borrower including, without limitation, any right of contribution or reimbursement by reason of any performance by Guarantors under this Guaranty, until the

Guaranteed Obligations have been indefeasibly paid in full in cash and the Credit Agreement has been terminated.

Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any bankruptcy proceeding (or other insolvency proceeding) of Borrower, protest or notice with respect to the Guaranteed Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein.  No notice to Guarantors or any other party shall be required for Agent, on behalf of Agent or any Lender, to make demand hereunder.  Such demand shall constitute a mature and liquidated claim against Guarantors.  Upon the occurrence and during the continuance of any Event of Default, Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations, without first proceeding against Borrower, any other Guarantor, any other Person or any security or collateral for the Guaranteed Obligations.  Agent shall have the exclusive right to determine the application of payments and credits, if any, from Guarantors, Borrower, any other Person, or any security or collateral for the Guaranteed Obligations, on account of the Guaranteed Obligations.

Agent and Lenders are hereby authorized, without notice or demand to Guarantors and without affecting or impairing the liability of Guarantors hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations or otherwise modify, amend or change the terms of any Loan Document, (ii) accept partial payments on the Guaranteed Obligations, (iii) take and hold collateral for the payment of the Guaranteed Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of the Guaranteed Obligations or other liabilities of Borrower, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine, (v) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations and any collateral therefor in any manner, (vi) take any other action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges and/or (vii) extend or waive the time for any Loan Party’s performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance.

At any time after maturity of the Guaranteed Obligations, Agent and Lenders may, in their sole discretion, without notice to Guarantors and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of the Guaranteed Obligations (i) any indebtedness due or to become due from Agent or any Lender to Guarantors and (ii) any moneys, credits or other property belonging to Guarantors at any time held by or coming into the possession of Agent or any Lender or any Affiliates thereof, whether for deposit or otherwise.

Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all endorsers and other guarantors of all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that neither Agent nor any Lender shall have any duty to advise Guarantors of information known to such Agent or Lender regarding such condition or any such circumstances.  Each Guarantor hereby acknowledges familiarity with Borrower’s financial condition and that it has not relied on any statements by Agent or any Lender in obtaining such information.  In the event Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantors, neither Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or such Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to Guarantors.

Each Guarantor consents and agrees that neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Guarantors or against or in payment of any or all of the Guaranteed Obligations.  Each Guarantor further agrees that, to the extent that Borrower makes a payment or payments to Agent or any Lender, or Agent or any Lender receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including without limitation any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Guaranteed Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or cancelled.

Each Guarantor also waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty.  Each Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest under or on any Loan Document is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent to secure payment of the Guaranteed Obligations.

III.           MISCELLANEOUS

Each Guarantor hereby represents and warrants to Agent and Lenders that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) its jurisdiction of organization, federal employee identification number, organizational identification number, chief executive office and principal place of business are as set forth in Schedule III hereto, (iii) the execution, delivery and performance by such Guarantor of this Guaranty and the other Loan Documents to which it is a party are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official, do not violate, conflict with or cause a breach or a default under any provision of material applicable law or regulation, any of its organizational documents or any material agreement, judgment, injunction, order, decree or other instrument binding upon it or any of its properties and do not result in the creation or imposition of any Lien upon any of the property of such Guarantor, other than those in favor of Agent, for itself and the benefit of Lenders and (iv) this Guaranty, and each other Loan Document to which it is a party, constitutes a valid and binding agreement or instrument of such Guarantor, enforceable against such Guarantor in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Agent or Lenders, except as expressly set forth in a writing duly signed and delivered on Agent’s behalf by an authorized officer or agent of Agent.  Agent’s or any Lender’s failure at any time or times hereafter to require strict performance by Guarantors of any of the provisions, warranties, terms and conditions contained in this Guaranty shall not waive, affect or diminish any right of Agent and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Agent, and directed to Borrower or a Guarantor, as applicable, specifying such waiver.  No failure or delay by Agent or any Lender in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

This Guaranty shall be binding upon Guarantors and their respective successors and assigns and shall inure to the benefit of Agent and Lenders and their respective successors and assigns, except that no Guarantor may assign its obligations hereunder without the written consent of Agent.  All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement; provided, that such notices shall be given to Guarantors at their respective address or facsimile number set forth on the signature pages hereof.

This Guaranty is a continuing guaranty and shall remain in full force and effect until the earlier of (x) June     , 2010 and (y) the date referred to in clause (b) of the defined term “Maturity Date”.

Each Guarantor agrees, upon the written request of Agent or any Lender, to execute and deliver to Agent or such Lender, from time to time, any additional instruments or documents reasonably considered necessary by Agent or such Lender to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS WHICH DOES NOT EXPRESSLY SET FORTH APPLICABLE LAW SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.

EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS.  EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.  EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS WITH REGARD TO THIS GUARANTY AND AGREES THAT ALL SUCH SERVICE OF PROCESS WITH REGARD TO THIS GUARANTY MAY BE MADE UPON SUCH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH GUARANTOR, AT THE ADDRESS OF ITS CHIEF EXECUTIVE OFFICER SET FORTH IN SCHEDULE III TO THIS GUARANTY AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

EACH GUARANTOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY.  EACH GUARANTOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH GUARANTOR AND AGENT WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

In addition to and without limitation of any of the foregoing, this Guaranty shall be deemed to be a Loan Document.

Notwithstanding anything in this Guaranty to the contrary, nothing in this Guaranty may be construed to deem either Guarantor to be a “Borrower” or a “Loan Party” under the Credit Agreement or any other Loan Document.

IN WITNESS WHEREOF, the parties have executed this Guaranty as of the date first written above.

GUARANTORS:

SOUTHWEST CASINO CORPORATION

By:
Name:
Its:

SOUTHWEST CASINO AND HOTEL CORP.

By:
Name:
Its:

BLACK DIAMOND COMMERCIAL FINANCE,
L.L.C.,
as Agent

By:
Name:
Its: